Exhibit 99.1

Heramba and Project Energy Reimagined Acquisition Corp. Announce Completion of Business Combination

Newly-formed Heramba Electric intends to create a global leader in sustainable urban transportation and accelerate the decarbonization of urban transportation globally

MENLO PARK, California and BERLIN, Germany (July 29, 2024) –– Heramba GmbH (“Heramba”), a special-purpose company focused on investing in companies with advanced technologies and capabilities to accelerate the decarbonization of commercial transportation, and Project Energy Reimagined Acquisition Corp. (Nasdaq: PEGR) (“PERAC”), a special purpose acquisition company, today announced the successful completion of their previously announced business combination (the “Business Combination”).

The ordinary shares and warrants of the combined company, Heramba Electric plc (“Heramba Electric”), are expected to commence trading on the Nasdaq Stock Market under the ticker symbols “PITA” and “PITAW”, respectively, on July 30, 2024.

In February 2024, Heramba completed its previously announced acquisition of Kiepe Electric, a technology company focused on decarbonization of commercial and public transportation (the “Kiepe Acquisition”). Heramba Electric, through the Kiepe Acquisition and closing of the Business Combination, intends to create a global leader in sustainable urban transportation and accelerate the decarbonization of urban transportation globally.

“The combination of PERAC and Heramba marks a significant milestone in establishing a global leader in clean commercial and public transportation,” said Eric A. Spiegel, director at PERAC. “We expect that the closing of the Business Combination will permit Heramba Electric to accelerate the global growth of the Kiepe Electric business and enable further expansion into key U.S. markets.”

“The closing of the Business Combination, together with the previously completed Kiepe Acquisition, puts Heramba on track to become a leader in the electrification of commercial and public transportation. Kiepe Electric works in close partnership with customers, including transit authorities of major cities, to accelerate the transition to environmentally friendly e-mobility solutions while reducing costs associated with maintaining and expanding transportation infrastructure,” said Michele Molinari, CEO of Heramba Electric plc and Sole Manager of Kiepe Electric LLC. “This puts Heramba Electric in a strong position to drive the global expansion of zero-emissions urban transportation.”

“We want to establish ourselves as a leading player in e-mobility solutions and the listing of Heramba Electric fits perfectly into our strategy. It accelerates the development of zero-emission drive and control technologies as well as software solutions and e-mobility offerings such as charging solutions in the focus markets of North America and Europe,” said Alexander Ketterl, CEO of Kiepe Electric GmbH.

The Business Combination was approved at an extraordinary general meeting of the PERAC shareholders held on March 28, 2024, and closed effective as of July 26, 2024. Following redemptions of 5,739,391 Class A ordinary shares by PERAC’s public shareholders, 913,396 PERAC public shares remained outstanding and were exchanged for ordinary shares of Heramba Electric in connection with the consummation of the Business Combination, of which 400,000 are subject to lock-up restrictions pursuant to previously disclosed non-redemption arrangements.

Combined Company Highlights

●	Kiepe Electric is a global leader in the electrification of rail and road transportation, and charging solutions, with a history of more than 100 years.

●	Kiepe Electric is a specialist in system integration, including design, manufacturing and implementation of power electronics, electric drives, vehicle controls hardware and software, and intelligent software for fleet management and energy management for rail vehicles and buses.

●	Kiepe Electric’s software provides a holistic end-to-end dashboard from the charging systems to the vehicle. The AI-based Smart Fleet Management software reports vehicle conditions in real-time and optimizes the battery life through predictive energy management, which can lower total costs.

●	Kiepe Electric is also a leading supplier of both onboard In-Motion Charging solutions and offboard vehicle charging solutions. In 2022, Kiepe Electric introduced its proprietary High Power Charging platform, which facilitates vehicle fast charging and energy management for battery-electric buses.

Management and Governance

Heramba Electric will be led by Chief Executive Officer Michele Molinari and Chief Financial Officer Peter Muemmler. Heramba Electric’s Board of Directors is comprised of eight directors: Michael Browning, Diego Diaz, Dr. Hans-Jörg Grundmann, Nina Jensen, Michele Molinari, Srinath Narayanan, Avinash Rugoobor and Eric Spiegel.

Advisors

Piper Sandler & Co. and Cohen & Company Capital Markets, a division of JVB Financial, LLC, acted as lead financial advisors, and Cohen & Company Capital Markets acted as lead capital markets advisor, to PERAC. Northland Securities, Inc. acted as fairness opinion provider to PERAC’s Board of Directors. Latham & Watkins LLP, Matheson LLP and Smith, Gambrell & Russell, LLP were legal counsel to Heramba Electric. Greenberg Traurig, LLP and Maples Group were legal counsel to PERAC.

About Heramba Electric

Heramba Electric, through its subsidiary Kiepe Electric, is a global provider of systems and components for the electrification of rail vehicles and buses, primarily for urban public transport. Recent innovation highlights include the new modular high-power charging platform for 12-, 18- and 24-meter e-buses and high-power charging infrastructure solutions for e-buses up to 800 kW inclusive battery storage systems.

About Project Energy Reimagined Acquisition Corp.

Project Energy Reimagined Acquisition Corp. was a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this communication that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or events that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding market opportunity and the listing or trading of Heramba Electric’s securities on the Nasdaq Stock Market. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Heramba Electric, PERAC and Heramba management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Heramba Electric, PERAC and Heramba. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (iii) failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (iv) changes in applicable law or regulations; (v) the outcome of any legal proceedings that may be instituted against Heramba Electric, PERAC or Heramba; (vi) the effects of competition on Heramba Electric’s future business; (vii) the ability of Heramba Electric to finance future operations; (viii) the enforceability of Heramba Electric’s intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others; and (ix) those factors discussed under the heading “Risk Factors” in the definitive proxy statement/prospectus filed on March 19, 2024 by Heramba Electric and other documents filed, or to be filed, by Heramba Electric with the U.S. Securities and Exchange Commission. If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Heramba Electric does not presently know or that Heramba Electric currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect Heramba Electric’s, PERAC’s or Heramba’s expectations, plans or forecasts of future events and views as of the date of this communication. Heramba Electric anticipates that subsequent events and developments may cause Heramba Electric’s assessments to change. However, while Heramba Electric may elect to update these forward-looking statements at some point in the future, Heramba Electric specifically disclaims any obligation to do so. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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